PENN SERIES FUNDS, INC.

Supplement dated August 1, 2018

to the Prospectus dated May 1, 2018, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

I.	SMID Cap Growth Fund

Effective as of July 17, 2018, Mr. Steven M. Barry no longer serves as portfolio manager of the SMID Cap Growth Fund (the “Fund”). Accordingly, all references to Mr. Steven Barry in the Prospectus are hereby deleted in their entirety. Mr. Michael DeSantis and Mr. Daniel Zimmerman will continue to serve as portfolio managers of the Fund.

II.	Emerging Markets Equity Fund

Due to recent changes to the portfolio management team responsible for the day-to-day management of the Emerging Markets Equity Fund (the “Fund”), including the removal, effective June 30, 2018, of Gaite Ali and Munib Madni as listed portfolio managers jointly and primarily responsible for the day-to-day management of the Fund, the “Portfolio Managers” information included in the Fund’s “Fund Summary” section is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.

Ruchir Sharma, a Managing Director of MSIM, has served as a portfolio manager of the Fund since August 2008.

Paul Psaila, a Managing Director of MSIM, has served as a portfolio manager of the Fund since its inception in August 2008.

Eric Carlson, a Managing Director of MSIM, has served as a portfolio manager of the Fund since its inception in August 2008.

May Yu, a Managing Director of MSIM, has served as a portfolio manager of the Fund since May 2018.

Amay Hattangadi, a Managing Director of MSIM Company, an affiliate of MSIM, has served as a portfolio manager of the Fund since July 2018.

In addition, the discussion of the Fund’s portfolio management team (the first, second, third and fourth paragraphs) under the heading “Management — Sub-Advisers — Morgan Stanley Investment Management Inc.” is hereby deleted in its entirety and replaced with the following:

Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc. (“MSIM”) is sub-adviser to the Emerging Markets Equity Fund and the Large Core Growth Fund. As sub-adviser, MSIM provides day-to-day portfolio management services to the Funds. MSIM is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. MSIM has engaged its affiliate, Morgan Stanley Investment Management Company (“MSIM Company”), located at 23 Church Street, #16-01 Capital Square, Singapore 049481, to provide certain sub-advisory services to the Emerging Markets Equity Fund. In addition, in rendering investment advisory services to the Emerging Markets Equity Fund, MSIM

PENN SERIES FUNDS, INC.

uses the portfolio management, research and other resources of Morgan Stanley Asia Limited (“MSAL”), a foreign (non-U.S.) affiliate of MSIM that is not registered under the Investment Advisers Act of 1940 (the “Advisers Act”). One or more MSAL employees may provide services to the Emerging Markets Equity Fund subject to the supervision of MSIM through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, MSAL is considered a Participating Affiliate of MSIM, and MSAL and its employees are considered “associated persons” of MSIM (as that term is defined in the Advisers Act). MSIM, together with its affiliated asset management companies, had more than $482 billion in assets under management or supervision as of December 31, 2017. MSIM’s principal office is located at 522 Fifth Avenue, New York, New York 10036.

The Emerging Markets Equity Fund is managed by members of MSIM’s Emerging Markets Equity team. The team consists of portfolio managers and research analysts that have extensive experience in analyzing emerging markets equity securities for investors. The team works collaboratively when making portfolio decisions. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila, Eric Carlson, May Yu, and Amay Hattangadi.

Ruchir Sharma is a Managing Director of MSIM. Mr. Sharma is the lead portfolio manager and is responsible for overall portfolio performance and construction. Mr. Sharma focuses on country allocation, relying heavily on input from the regional co-portfolio manager teams who are responsible for stock selection for their respective regions. Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on specific sectors. Mr. Sharma has been associated with MSIM in an investment management capacity since October 1996.

Paul Psaila, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since 1994. Eric Carlson, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since September 1997. May Yu, a Managing Director of MSIM, has been associated with MSIM in an investment management capacity since June 2013. From August 2012 to June 2013, she was associated with MSIM Company in an investment management capacity. Amay Hattangadi, a Managing Director of MSIM Company, has been associated with MSIM Company in an investment management capacity since 1997.

This supplement supersedes the supplement dated June 8, 2018 with respect to the Emerging Markets Equity Fund. The changes described above will have no effect on the Funds’ investment objectives or principal investment strategies and will not affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8491 - 07/18

PENN SERIES FUNDS, INC.

Supplement dated August 1, 2018

to the Statement of Additional Information (“SAI”)

dated May 1, 2018, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

SMID Cap Growth Fund

Effective as of July 17, 2018, Mr. Steven M. Barry no longer serves as portfolio manager of the SMID Cap Growth Fund (the “Fund”). Accordingly, all references to Mr. Steven Barry in the SAI are hereby deleted in their entirety. Mr. Michael DeSantis and Mr. Daniel Zimmerman will continue to serve as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8492 - 07/18